MEMBERSHIP INTERESTS	12 Months Ended
Dec. 31, 2011
Membership Interest [Abstract]
Membership Interest [Text Block]

NOTE 9 — MEMBERSHIP INTERESTS

Prior to the events discussed in NOTE 11(b), the Company was operating as a limited liability company (an “LLC”). The following represents the membership interest activity within the LLC prior to the retrospective presentation of stockholders' equity (deficit) due to these events. A total of 10,000,000 membership units were authorized, issued and outstanding at December 31, 2011. The Operating Agreement provided for initial capital contributions of $160,000, with each of two members holding a 50% membership interest. Allocations of net income or loss are allocated to the members in accordance with their respective percentage interests.

In May 2011, another member was admitted, with a revised membership interest of 33 1/3% for each member. The new member's interest would vest ratably the first of each month after the amendment over a four year term. These three members are referred to as the “Founders”. In October 2011, the Operating Agreement was again amended to re-allocate membership interests and grant membership interests to two additional individuals for additional cash contributions totaling $2,278. In addition, the member who was admitted in May 2011 contributed $5,097 for his membership interest. The contributions made by these three members in October 2011 were made in amounts that approximated the fair value of the units received.The holders of the top four membership percentage interests are referred to as the “Signatory Members”. In addition, the two original members of the Company were granted priority distribution rights of $205,000 each for any distributions of profits or net proceeds arising from any sale of the Company. Founders that have not been terminated have certain rights to repurchase the unvested equity interests of the other members if the services of any such member are terminated. These purchase rights lapse over time until such time that each member's units are considered “vested”. The purchase rights shall be exercisable by the remaining Signatory Members pro rata with their holdings (vested and unvested) at an exercise price equal to the original price paid per membership unit purchased. Units that have not yet vested are subject to acceleration upon the occurrence of certain financing or restructuring events, or upon the achievement of certain revenue milestones. As of December 31, 2011, the purchase rights had lapsed and membership interests had “vested” for a total of 967,223 units.